SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                         Date of Report: June 5, 1996
                       (Date of earliest event reported)


                          FEDERAL EXPRESS CORPORATION
            (Exact name of registrant as specified in its charter)


                                   Delaware
                           (State of Incorporation)

                  1-7806                        71-0427007
       (Commission File Number)      (IRS Employer Identification No.)


               2005 Corporate Avenue, Memphis, Tennessee  38132
                   (Address of principal executive offices)

      Registrant's Telephone Number, including area code: (901) 369-3600




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


         The following documents relating to the 1996 Pass Through Certificates, Series A1 and Series A2 are being filed in connection with, and incorporated by reference in, the Registrant's Registration Statement on Form S-3 No. 33-56569, which was declared effective on July 26, 1995, as amended by Post-Effective Amendment No. 1 to such Registration Statement, which was declared effective on May 14, 1996.

Exhibit              Description of Exhibit

1.b Underwriting Agreement relating to Federal Express Corporation 1996 Pass Through Certificates Series A1 and Federal Express Corporation 1996 Pass Through Certificates Series A2

4.a.1 Pass Through Trust Agreement dated as of February 1, 1993, as amended and restated as of October 1, 1995, between Federal Express Corporation and NationsBank, National Association (Carolinas) (Filed as Exhibit 4.a.1 to Registrant's Current Report on Form 8-K dated October 26, 1995, Commission File No. 1-7806 and incorporated herein by reference.)

4.a.2                Revised form of Pass Through Certificates
                     (included in Exhibit 4.a.3)

4.a.3 Forms of Series Supplements 1996-A1 and 1996-A2 to the Pass Through Trust Agreement between Federal Express Corporation and the Pass Through Trustee relating to the Pass Through Certificates

4.c.1 Forms of Trust Indenture and Security Agreements (Federal Express Corporation Trust Nos. N582FE, N668FE and N669FE, respectively) between the Owner Trustee and the Indenture Trustee relating to Equipment Trust Certificates (Federal Express Corporation Trust Nos. N582FE, N668FE and N669FE, respectively) in connection with the offering of Pass Through Certificates

4.c.2                Forms of Equipment Trust Certificates
                     (included in Exhibit 4.c.1)

4.e Forms of Participation Agreements (Federal Express Corporation Trust Nos. N582FE, N668FE and N669FE, respectively) among Federal Express Corporation, as Lessee, the applicable Owner Participant, the Original Loan Participants, the Indenture Trustee, the Owner Trustee and the Pass Through Trustee relating to Equipment Trust Certificates (Federal Express Corporation Trust Nos. N582FE, N668FE and N669FE, respectively)

4.f Forms of Trust Agreements (Federal Express Corporation Trust Nos. N582FE, N668FE and N669FE, respectively) between the applicable Owner Participant and the Owner Trustee relating to Equipment Trust Certificates (Federal Express Corporation Trust Nos. N582FE, N668FE and N669FE, respectively)

4.g Forms of Lease Agreements (Federal Express Corporation Trust Nos. N582FE, N668FE and N669FE, respectively) between the Owner Trustee, as Lessor, and Federal Express Corporation, as Lessee, relating to Equipment Trust Certificates (Federal Express Corporation Trust Nos. N582FE, N668FE and N669FE, respectively)

4.h Forms of Ancillary Agreement I (Federal Express Corporation Trust Nos. N582FE, N668FE and N669FE, respectively) among Federal Express Corporation, as Lessee, the applicable Owner Participant, the Indenture Trustee and the Owner Trustee relating to Equipment Trust Certificates (Federal Express Corporation Trust Nos. N582FE, N668FE and N669FE, respectively)

4.i Form of Owner Participant Guaranty (Federal Express Corporation Trust No. N582FE) in favor of the Lessee, the Owner Trustee, the Indenture Trustee and the Pass Through Trustee, relating to Equipment Trust Certificates (Federal Express Corporation Trust No. N582FE)

5(b) Consent of Bingham, Dana & Gould, special counsel for the Pass Through Trustee

8(b) Tax Opinion of Bingham, Dana & Gould, special counsel for the Pass Through Trustee (included under the caption "Certain Massachusetts Taxes" in the Prospectus relating to Equipment Trust Certificates)

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 FEDERAL EXPRESS CORPORATION


                                 By:  /s/  JAMES S. HUDSON
                                      -------------------------------
                                      Vice President and Controller
                                      (principal accounting officer)

Dated:  June 7, 1996


                                 EXHIBIT INDEX



Exhibit              Description of Exhibit
- -------              ----------------------

1.b Underwriting Agreement relating to Federal Express Corporation 1996 Pass Through Certificates Series A1 and Federal Express Corporation 1996 Pass Through Certificates Series A2

4.a.1 Pass Through Trust Agreement dated as of February 1, 1993, as amended and restated as of October 1, 1995, between Federal Express Corporation and NationsBank, National Association (Carolinas) (Filed as Exhibit 4.a.1 to Registrant's Current Report on Form 8-K dated October 26, 1995, Commission File No. 1-7806 and incorporated herein by reference.)

4.a.2                Revised form of Pass Through Certificates
                     (included in Exhibit 4.a.3)

4.a.3 Forms of Series Supplements 1996-A1 and 1996-A2 to the Pass Through Trust Agreement between Federal Express Corporation and the Pass Through Trustee relating to the Pass Through Certificates

4.c.1 Forms of Trust Indenture and Security Agreements (Federal Express Corporation Trust Nos. N582FE, N668FE and N669FE, respectively) between the Owner Trustee and the Indenture Trustee relating to Equipment Trust Certificates (Federal Express Corporation Trust Nos. N582FE, N668FE and N669FE, respectively) in connection with the offering of Pass Through Certificates

4.c.2                Forms of Equipment Trust Certificates
                     (included in Exhibit 4.c.1)

4.e Forms of Participation Agreements (Federal Express Corporation Trust Nos. N582FE, N668FE and N669FE, respectively) among Federal Express Corporation, as Lessee, the applicable Owner Participant, the Original Loan Participants, the Indenture Trustee, the Owner Trustee and the Pass Through Trustee relating to Equipment Trust Certificates (Federal Express Corporation Trust Nos. N582FE, N668FE and N669FE, respectively)

4.f Forms of Trust Agreements (Federal Express Corporation Trust Nos. N582FE, N668FE and N669FE, respectively) between the applicable Owner Participant and the Owner Trustee relating to Equipment Trust Certificates (Federal Express Corporation Trust Nos. N582FE, N668FE and N669FE, respectively)

4.g Forms of Lease Agreements (Federal Express Corporation Trust Nos. N582FE, N668FE and N669FE, respectively) between the Owner Trustee, as Lessor, and Federal Express Corporation, as Lessee, relating to Equipment Trust Certificates (Federal Express Corporation Trust Nos. N582FE, N668FE and N669FE, respectively)

4.h Forms of Ancillary Agreement I (Federal Express Corporation Trust Nos. N582FE, N668FE and N669FE, respectively) among Federal Express Corporation, as Lessee, the applicable Owner Participant, the Indenture Trustee and the Owner Trustee, relating to Equipment Trust Certificates (Federal Express Corporation Trust Nos. N582FE, N668FE and N669FE, respectively)

4.i Form of Owner Participant Guaranty (Federal Express Corporation Trust No. N582FE) in favor of the Lessee, the Owner Trustee, the Indenture Trustee and the Pass Through Trustee, relating to Equipment Trust Certificates (Federal Express Corporation Trust No. N582FE)

5(b) Consent of Bingham, Dana & Gould, special counsel for the Pass Through Trustee

8(b) Tax Opinion of Bingham, Dana & Gould, special counsel for the Pass Through Trustee (included under the caption "Certain Massachusetts Taxes" in the Prospectus relating to Equipment Trust Certificates)